                                                                    Exhibit 10.1




                           Line of Credit Agreement,
                        dated November 5, 1997, between
                          YAR Communications, Inc. and
                            The Chase Manhattan Bank
                          (a.k.a. The Chemical Bank)

                                                                    EXHIBIT 10.1

[LOGO OF CHEMICAL BANK]

                                                                   Chemical Bank

                               MASTER GRID NOTE


                                                             New York       N.Y.
                                                      --------------------,
                                                             November       1997
                                                      --------------------,

$ 5,000,000.00
  -----------------------

      On the due date for each Advance or on Demand (as recorded on the grid attached hereto or on any additional pages thereof) for value received, the undersigned hereby promises to pay to the order of CHEMICAL BANK (hereinafter the "Bank") at its offices at 600 Fifth Avenue, New York, N.Y. the principal sum of the aggregate unpaid principal amount of each Advance (as recorded on the grid attached hereto or on any additional pages thereof) made by the Bank to the undersigned. The undersigned further promises to pay interest on the unpaid principal amount of each Advance (computed on the basis of the actual number of days elapsed on the basis of a 360-day year) on ___________________(specific date) and the 1st day of each month (insert "month", "third month," "quarter", etc.) thereafter, and at maturity, at the per annum rate of interest recorded for such Advance on the grid attached hereto or on any additional pages thereof, but in no event higher than the maximum interest rate permitted under applicable law. Advances for which the designated rate of interest is or includes "Prime Rate", "Prime", "P" or similar designations (e.g., "P + 1%") shall be read to refer to a floating rate equalling or based upon the Bank's Prime Rate, and shall be adjusted on the date of each change thereof. Prime Rate shall be the rate of interest as is publicly announced at the Bank's principal office from time to time as its prime rate. Interest on any past due amount, whether at the due date thereof or by acceleration, shall be paid at a rate of one percent per annum in excess of the above stated rate, but in no event higher than the maximum permitted under applicable law. Time for payment extended by law shall be included in the computation of interest.

     If any principal of any Advance hereunder which bears interest at a fixed rate of interest is paid prior to the scheduled maturity date set forth on the grid attached hereto or on any additional pages thereof (whether by acceleration, prepayment or otherwise), the undersigned also agrees to pay to the Bank, on demand, such amount as is reasonably determined by the Bank to represent the aggregate losses, costs, and expenses incurred or suffered by the Bank as a result of such payment (including losses, costs and expenses resulting from not receiving the rate of interest set forth above for the entire loan period and/or the liquidation or redeployment of funds). A certificate of the Bank setting forth the foregoing amount shall, absent manifest error, be conclusive and binding for all purposes.

     The undersigned hereby grants to the Bank a lien on, security interest in and right of set-off against all moneys, securities and other property of the undersigned and the proceeds thereof now or hereafter delivered to remain with or in transit in any manner to the Bank, its correspondents or its agents from or for the undersigned, whether for safekeeping, custody, pledge, transmission, collection or for any other purpose, or coming into possession, control or custody of the Bank, Chemical Securities, Inc., or any other affiliate of the Bank in any way, and, also, any balance of any deposit account and credits of the undersigned with, and any other claims of the undersigned against, the Bank, Chemical Securities, Inc., or any other affiliate of the Bank at any time existing (all of which are hereinafter collectively called "Collateral"), as collateral security for the payment of this note and all other liabilities and obligations now or hereafter owed by the undersigned to the Bank, contracted with or acquired by the Bank, whether joint, several, direct, indirect, absolute, contingent, secured, unsecured, matured or unmatured (all of which are hereafter collectively called "Liabilities"), hereby authorizing the Bank at any time or times, without notice or demand, to apply any such Collateral or any proceeds thereof to any of such Liabilities in such amounts as it in its sole discretion may select, whether contingent, unmatured or otherwise and whether any other collateral security therefor is deemed adequate or not. Undersigned authorizes the Bank to deliver to others a copy of this note as written notification of the undersigned's transfer of a security interest in the Collateral. The Bank further is authorized at any time or times, without demand or notice to the undersigned, to transfer to or register in the name of its nominee or nominees all or any part of the Collateral and to exercise any and all rights, power and privileges (except that prior to an Event of Default the Bank shall not have the right to vote or to direct the voting of any Collateral). The collateral security and other rights described herein shall be in addition to any other collateral security described in any separate agreement executed by the undersigned.

     In the event of; default in the prompt payment of any Liabilities; default in any other indebtedness of the undersigned (which, for the purposes of this sentence, means the undersigned or any guarantor, surety or endorser of, or any person or entity which has pledged any of its property to secure, any Liabilities); complete or partial liquidation or suspension of any business of the undersigned; dissolution, merger, consolidation or reorganization of the undersigned; death of or loss of employment by an individual or any member of any partnership (if the undersigned is an individual or a partnership); failure to furnish any financial information or to permit inspection of any books or records at the Bank's request; a representation, warranty or statement of the undersigned proving false in any material respect when made or furnished; general assignment for the benefit of creditors or insolvency of the undersigned; commencement of any proceeding supplementary to any execution relating to any judgment against the undersigned; attachment, distraint, levy, execution or final judgment against the undersigned or against the property of the undersigned; assignment by the undersigned of any equity in any of the Collateral without the written consent of the Bank; appointment of a receiver, conservator, rehabilitator or similar officer for the undersigned, or for any property of the undersigned; tax assessment by the United States Government or any state or political subdivision thereof against the undersigned; the taking of possession of, or assumption of control over, all or any substantial part of the property of the undersigned by the United States Government, or any state or political subdivision thereof, foreign government (de facto or de jure) or any agency of any thereof; calling of a meeting of creditors, assignment for the benefit of creditors or bulk sale or notice thereof; any mortgage, pledge of or creation of a security interest in any assets without the consent of the holder of this note; filing of a petition in bankruptcy, commencement of any proceeding under any bankruptcy or debtor's law (or similar law analogous in purpose or effect) for the relief, reorganization, composition, extension, arrangement or readjustment of any of the obligations by or against the undersigned; then, and in any of those events (each, an "Event of Default"), all Liabilities, although otherwise unmatured or contingent, shall forthwith become due and payable without notice or demand and notwithstanding anything to the contrary contained herein or in any other instrument. Further, acceptance of any payments shall not waive or affect any prior demand or acceleration of these Liabilities, and each such payment made shall be applied first to the payment of accrued interest, then to the aggregate unpaid principal or otherwise as determined by the Bank in its sole discretion. The undersigned hereby irrevocably consents to the in personam jurisdiction of the federal and/or state courts located within the State of New York over controversies arising from or relating to this note or the Liabilities and irrevocably waives trial by jury and the right to interpose any counterclaim or offset of any nature in any such litigation. The undersigned further irrevocably waives presentment, demand, protest, notice of dishonor and all other notices or demands of any kind in connection with this note or any Liabilities. The undersigned shall be jointly and severally liable hereon.

     The Bank may, at its option, at any time when in the judgment of the Bank the Collateral is inadequate or the Bank deems itself insecure, or upon or at any time after the occurrence of an Event of Default, proceed to enforce payment of the same and exercise any of or all the rights and remedies afforded the Bank by the Uniform Commercial Code (the "Code") or otherwise possessed by the Bank. Any requirement of the Code for reasonable notice to the undersigned shall be deemed to have been complied with if such notice is mailed, postage prepaid, to the undersigned and such other persons entitled to notice, at the address shown on the records of the Bank at least four (4) days prior to the time of sale, disposition or other event requiring notice under the Code.

     The undersigned agrees to pay to the Bank, as soon as incurred, all costs and expenses incidental to the care, preservation, processing, sale or collection of or realization upon any or all the Collateral or incurred in connection with the enforcement or collection of this note, or in any way relating to the rights of the Bank hereunder, including reasonable inside or outside counsel fees and expenses. Each and every right and remedy hereby granted to the Bank or allowed to it by law shall be cumulative and not exclusive and each may be exercised by the Bank from time to time and as often as may be necessary. The undersigned shall have the sole responsibility for notifying the Bank in writing that the undersigned wishes to take advantage of any redemption, conversion or other similar right with respect to any of the Collateral. The Bank may release any party (including any partner of any undersigned) without notice to any of the undersigned, whether as co-makers, endorsers, guarantors, sureties, assigns or otherwise, without affecting the liability of any of the undersigned hereof or any partner of any undersigned hereof.

     Upon any transfer of this note, the undersigned hereby waiving notice of any such transfer, the Bank may deliver the Collateral or any part thereof to the transferee who shall thereupon become vested with all the rights herein or under applicable law given to the Bank with respect thereto and the Bank shall thereafter forever be relieved and fully discharged from any liability or responsibility in the matter; but the Bank shall retain all rights hereby given to it with respect to any Liabilities and Collateral not so transferred. No modification or waiver of any of the provisions of this note shall be effective unless in writing, signed by the Bank, and only to the extent therein set forth; nor shall any such waiver be applicable except in the specific instance for which given. This agreement sets forth the entire understanding of the parties, and the undersigned acknowledges that no oral or other agreements, conditions, promises, understandings, representations or warranties exist in regard to the obligations hereunder, except those specifically set forth herein.

     If the undersigned is a partnership, the agreement contained shall remain in force and applicable, notwithstanding any changes in the individuals composing the partnership or any release of any partner or partners and their partners shall not thereby be released from any liability. If this note is signed by more than one party, the terms "undersigned", as used herein, shall include and mean the "undersigned and each of them" and each undertaking herein contained shall be their joint and several undertaking, provided, however, that in the phrases "of the undersigned", "by the undersigned", "against the undersigned", "for the undersigned", "to the undersigned", and "on the undersigned", the term "undersigned" shall mean the "undersigned or any of them", and the Bank may release or exchange any of the Collateral belonging to any of the parties hereto and it may renew or extend any of the liabilities of any of them and may make additional advances or extensions of credit to any of them or release or fail to set off any deposit account or credit to any of them or grant other indulgences to any of them, all from time to time, before or after maturity hereof, with or without further notice to or assent from any of the other parties hereto. Each reference herein to the Bank shall be deemed to include its successors, endorsees and assigns, in whose favor the provisions hereof shall also inure. Each reference herein to the undersigned shall be deemed to include the heirs, executors, administrators, legal representatives, successors and assigns of the undersigned, all of whom shall be bound by the provisions hereof.

     The provisions of this note shall be construed and interpreted and all rights and obligations hereunder determined in accordance with the laws of the State of New York, and as to interest rates, applicable Federal law.


    Y A R Communications, Inc.              /s/  Peter Vezmar
----------------------------------     -----------------------------------

Address:  220 Fifth Avenue             Address:
          ------------------------              --------------------------
          New York, NY 10001


                       All references to Chemical Bank,
                       The Chase Manhattan Bank, N.A.
                       or The Chase Manhattan Bank,
                       (National Association) shall mean
                       The Chase Manhattan Bank, a
                       New York State chartered bank.

                   [LOGO OF CHASE MANHATTAN BANK]             Security Agreement
                                                              (General Purpose)

     This Agreement made this 5th day of  November , 19 97 , between THE
                              ---         --------     ----
CHASE MANHATTAN BANK (herein called "Bank") and    Y A R Communications, Inc.
                                                --------------------------------
(herein called "Borrower").

     1. DEFINITIONS OF TERMS USED HEREIN. (a) "Borrower" includes all individuals executing this agreement as parties hereto and all members of a partnership when Borrower is a partnership, each of whom shall be jointly and severally liable individually and as partners hereunder. (b) "Liability" or "liabilities" includes all liabilities (primary, secondary, direct, contingent, sole, joint or several) due or to become due, or that may be hereafter contracted or acquired, of Borrower (including Borrower and any other person) to Bank, including without limitation all liabilities arising under or from any note, loan or credit agreement, letter of credit, guaranty, draft, acceptance, interest rate or foreign exchange agreement or any other instrument or agreement of (or the responsibility of) the Borrower or any loan, advance or other extension of credit or financial accommodation to Borrower by Bank. (c) "Proceeds" means whatever is received when Collateral is sold, exchanged, leased, collected or otherwise disposed of and includes the account arising when the right to payment is earned under a contract. (d) "Security Interest" means a lien or other interest in Collateral which secures payment of a liability or performance of an obligation. (e) "Collateral" means the property described in
Section 2 hereof and the following described property of the Borrower.

All present and future accounts, contract rights, general intangibles, instruments, documents, and chattel paper, all returned and repossessed goods relating thereto, all proceeds thereof, and all books, records and other property relating to any of the foregoing.

All terms used herein which are also defined in the New York or any other applicable Uniform Commercial Code shall also have at least the meanings herein as therein defined.

      2. SECURITY INTEREST. As security for the payment of all loans and other extensions of credit or other financial accommodations now or in the future made by Bank to Borrower and all other liabilities of Borrower to Bank, Borrower hereby grants to Bank a security interest in the above described Collateral and all and any Proceeds arising therefrom and all and any products of the Collateral.

DELETE IF NOT   {   The proceeds of the loan hereby obtained by Borrower will be
APPLICABLE      {   used to purchase the Collateral.

     Borrower represents and warrants that it is the sole and lawful owner of the Collateral, free and clear of any liens and encumbrances, and has the right and power of pledge, sell, assign and transfer absolute title thereto to Bank and that no financing statement covering the Collateral, other than the Bank's, is on file in any public office.

     To further secure the liabilities, the Borrower hereby grants, pledges and assigns to the Bank a continuing lien, security interest and right of set-off in and to all money, securities and all other property of the Borrower, and the proceeds thereof, now or hereafter actually or constructively held or received by or for the Bank, Chase Securities Inc. or any other affiliate of the Bank for any purpose, including safekeeping, custody, pledge, transmission and collection, and in and to all of the Borrower's deposits (general and special) and credits with the Bank, Chase Securities Inc. or any other affiliate of the Bank. Borrower authorizes Bank to deliver to others a copy of this Agreement as written notification of the Borrower's transfer of a security interest in the foregoing property. The Bank is hereby authorized at any time and from time to time, without notice, to apply all or part of such money, securities, property, proceeds, deposits or credits to any of the Liabilities in such amounts as the Bank may elect in its sole and absolute discretion, although the Liabilities may then be contingent or unmatured and whether or not the collateral security may be deemed adequate.

     3. USE OF COLLATERAL. Until default, Borrower may use the Collateral in any lawful manner. If the Collateral is or is about to become affixed to realty, Borrower will, at Bank's request, furnish the Bank a writing executed by the mortgagee of the realty whereby the mortgagee subordinates its rights and priorities to the Bank's security interest in the Collateral. If the Collateral is or may become subject to a landlord's lien, the Borrower will at Bank's request, furnish the Bank with a landlord's waiver satisfactory in form to the Bank.

            {   If goods, the Collateral will be used primarily as
 COMPLETE   {
    IF      {   ----------------------------------------------------------------
APPLICABLE  {         (Equipment in business, inventory for sale or lease,
            {               Farming, Personal, Family or Household.)

     4. INSURANCE. Borrower will have and maintain insurance on the Collateral until this Agreement is terminated against all expected risks to which it is exposed, including fire, theft and collision, and those which the Bank may designate, such insurance to be payable to Bank and Borrower as their interest may appear; all policies shall provide for thirty (30) days' written minimum cancellation notice to the Bank. Bank may act as attorney for Borrower in obtaining, adjusting, settling and cancelling such insurance.

     5. DEFAULT. Default shall exist hereunder (1) if the Borrower shall fail to pay any amount of the Liabilities when due or if the Borrower shall fail to keep, observe or perform any provision of this Agreement or of any note, or other instrument or agreement between Borrower and Bank relating to any Liabilities or if any default of Event of Default specified or defined in any such note, instrument or agreement shall occur, (2) if the Borrower shall or shall attempt to (a) remove or allow removal of the Collateral from the county where the Borrower now resides or change the location of its chief executive office or principal place of business, (b) sell, encumber or otherwise dispose of the Collateral or any interest therein or permit any lien or security interest (other than the Bank's) to exist thereon or therein, (c) conceal, hire out or let the Collateral, (d) misuse or abuse the Collateral, or (e) use or allow the use of the Collateral in connection with any undertaking prohibited by law; (3) if bankruptcy or insolvency proceedings shall be instituted by or against the Borrower, or (4) if the Collateral shall be attached, levied upon, seized in any legal proceedings, or held by virtue of any lien or distress, or
(5) if the Borrower shall make any assignment for the benefit of creditors, or
(6) if the Borrower shall fail to pay promptly all taxes and assessments upon the Collateral or the use thereof, or (7) if the Borrower shall die, or (8) if the Bank with reasonable cause determines that its interest in the Collateral is in jeopardy, or (9) if Borrower should fail to keep the Collateral suitably insured, in the event of default or the breach of any undertaking of or conditions to be performed by the Borrower (1) all liabilities shall become immediately due and payable, and (2) the Borrower agrees upon demand to deliver the Collateral to the Bank, or the Bank may, with or without legal process, and with or without previous notice or demand for performance, enter any premises wherein the Collateral may be, and take possession of the same, together with anything therein; and the Bank may make disposition of the Collateral subject to any and all applicable provisions of the law. If the Collateral is sold at public sale, Bank may purchase the Collateral at such sale. The Bank, provided it has sent the statutory notice of default, may retain from the proceeds of such sale all reasonable costs incurred in the said taking and sale and also, all sums then owing by the Borrower, and any surplus of any such sales shall be paid to the Borrower.

     6. GENERAL AGREEMENTS. (a) Borrower agrees to pay the costs of filing financing statements and of conducting searches in connection with this Agreement, (b) Borrower agrees to allow the Bank through any of its officers or agents, at all reasonable times, to examine or inspect any of the Collateral and to examine, inspect and make extracts from the Borrower's books and records relating to the Collateral, (c) Borrower will promptly pay when due all taxes and assessments upon the Collateral or for its use of operation or upon the proceeds thereof or upon this Agreement or upon any note or other instrument or agreement evidencing any of the liabilities. (d) At its option, the Bank may discharge taxes, liens or security interests or other encumbrances at any time levied or placed on the Collateral, and may pay for the maintenance and preservation of the Collateral, and the Borrower agrees to reimburse the Bank on demand for any payment made or any incurred by the Bank pursuant to the foregoing authorization, including outside or in-house counsel fees and disbursements incurred or expanded by the Bank in connection with this Agreement. (e) Borrower hereby authorizes the Bank to file financing statements and any amendments thereto without the signature of Borrower. Such authorization is limited to the security interest granted by this Statement. (f) Borrower agrees that the Bank has the right to notify (on invoices or otherwise) account debtors and other obligors or payors on any Collateral of its assignment to the Bank and that all payments thereon should be made directly to the Bank and that the Bank has full power and authority to collect, compromise, endorse, sell or otherwise deal with the Collateral on its own name or that of the Borrower at any time. (g) The Borrower agrees to pay or reimburse the Bank on demand for all costs and expenses incurred by it in connection with the administration and enforcement of this Agreement and the administration, preservation, protection, collection or realization of any Collateral (including outside or in-house attorneys' fees and expenses). (h) The Bank shall not be deemed to have waived any of its rights hereunder or under any other agreement, instrument or paper signed by the Borrower unless such waiver is in writing and signed by the Bank. No delay or omission on the part of the Bank in exercising any right shall operate as a waiver thereof or of any other right. A waiver upon any one occasion shall not be construed as a bar or a waiver of any right or remedy on any future occasion. All of the rights and remedies of the Bank, whether evidenced hereby or by any other Agreement, instrument or paper, shall be cumulative and may be exercised singly or concurrently. (i) This Agreement shall be governed by and construed in accordance with the laws of the State of New York. (j) This Agreement, and the security interests, obligations, rights and remedies created hereby, shall inure to the benefit to the Bank and its successors and assigns and be binding upon the Borrower and its heirs, executors, administrators, legal representatives, successors and assigns.

     7. EXECUTION BY BANK. This Agreement shall take effect immediately upon execution by the Borrower, and the execution hereof by the Bank shall not be required as a condition to the effectiveness of this Agreement. The provision for execution of this Agreement by the Bank is only for purposes of filing this Agreement as a Security Agreement under the Uniform Commercial Code, if execution hereof by the Bank is required for purposes of such filing.

                                              Y A R Communications, Inc.
                                          --------------------------------------
                                                         (Borrower)

                                          By  /s/ Peter Vezmar
                                             -----------------------------------

                                              220 Fifth Avenue
                                          --------------------------------------
                                                      (Number and Street)

                                              New York, NY 10001
                                          --------------------------------------
                                                    (City, County, State)

                                          Places of business in counties other
                                          than above.

                                          --------------------------------------

                                          --------------------------------------

                                          --------------------------------------

THE CHASE MANHATTAN BANK ________________
                         Bank Designation

By /s/ Aldo Quini, VP
  ---------------------------------------
          (Name and Title)

Address    600 Fifth Avenue, 5th Floor
           New York
       ----------------------------------
             (Number, Street, City)